SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 14, 2016

SUNRISE REAL ESTATE GROUP, INC.

(Exact name of registrant as specified in its charter)

Texas	000-32585	75-2713701
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification)

(Address of principal executive offices)

Hengfeng Road No.638, Fl 25, Bldg A.

Shanghai, PRC 200070

Registrant's telephone number, including area code (86)-21-6167-2855

Not Applicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

The Company’s Form 10-K for the fiscal year ended December 31, 2014 is delayed. The Company’s prior accounting firm, Finesse CPA, P.C. has ceased operation, is no longer registered with the PCAOB and is no longer able to provide its consent to the use of its audit report for 2013, which must accompany the Form 10K for the fiscal year ended December 31, 2014. Therefore, the Company is required by the Securities and Exchange Act of 1934 to conduct a new audit of its financial statements for 2013, even though there would otherwise be no requirement to do so and there are no outstanding comments to the financial statements for 2013 included in the Form 10-K for the fiscal year ended December 31, 2013 from the Securities and Exchange Commission. Such new audit is currently in process.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2016

SUNRISE REAL ESTATE GROUP, INC.

By:	/s/ Mi Yong Jun
Name: Mi Yong Jun
Chief Financial Officer